Supplement Dated June 1, 1998
                            to the Prospectus of the
                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                               Dated March 1, 1998

The following paragraph replaces the text under the caption " Portfolio Manager" of the AAL Variable Product Balanced Portfolio summary.

     Reginald L. Pfeifer, CFA, has managed the Balanced Portfolio since June 1, 1998. Mr. Pfeifer is Director of Securities and has been employed by us since 1990.


Note: This supplement must accompany the delivery of all prospectuses after June 1, 1998


13017PI6 6/98